JENNISON 20/20 FOCUS FUND

Supplement dated April 8, 2008 to the Prospectus dated March 31, 2008

The Net annual Fund operating expenses for Class R Shares as disclosed in the Annual Fund Operating Expenses % table under the heading Risk/Return Summary/Fees and Expenses is hereby deleted and replaced with the following number: 1.42.

LR00211